UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 25, 2015
                Date of Report (Date of earliest event reported)


                       AMERICA RESOURCES EXPLORATION INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-196409                 98-1153516
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

       1255 W. Rio Salado Parkway
                Suite 215
                Tempe, AZ                                          85281
(Address of principal executive offices)                         (Zip Code)

                                 (480) 830-2700
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

America Resources Exploration Inc.(the "Company") has determined that it is in the best interests of its shareholders that Mr. Mark Corrao be replaced as the Company's Chief Financial Officer ("CFO"), effective September 25, 2015. The departure of Mr. Corrao was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Simultaneously, Mr. Huang Yu (age 28), the Company's Chief Executive Officer, re-assumed, the Board of Directors believes the responsibilities as the Company's Chief Financial Officer, which position Mr. Yu previously held from June 16, 2015 to August 21, 2015.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA RESOURCES EXPLORATION INC.

DATE: October 9, 2015


By:/s/ Huang Yu
   ------------------------------------
Name:  Huang Yu
Title: Chief Executive Officer

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